UNIVEST
BANKING | INSURANCE | INVESTMENTS

Investor Presentation

September 12 – 13, 2016

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "believe, "anticipate," "expect," "intend," "plan," "goal," "target," "project" "may," "should" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, "Risk Factors" in our Form 10-K for the year ended December 31, 2015:

- Operating, legal and regulatory risks
- Economic, political and competitive forces impacting various lines of business
- Volatility in interest rates
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving nine counties in the Southeastern region of Pennsylvania and one county in South Jersey
- Operating leverage and scale with $4.1 billion of bank assets, $3.2 billion of wealth AUM and $153 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents and nonprofit organizations

Univest Primary Service Area

Nine counties in Southeastern PA
and one in South Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Cape May

Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions in the last five years; building franchise value across a diverse set of businesses
- Continued outstanding asset quality due to strong credit culture and experienced lending teams
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
  - System conversion planned for September 2016
  - Costs saves of 45% will be fully recognized in 1st Qtr. 2017
  - Retained all commercial lenders and relationship managers
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Hired nine commercial lenders and relationship managers in 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened first retail location in August 2016 (Willow Street, PA)

Diversification Strategy

- Diversification from bank "only" to a financial services company began in 1999
  - Diversified businesses include wealth management, insurance, mortgage banking and leasing
  - Increased fee income to manage through credit and interest rate cycles
  - Continue to target 60% of revenue coming from bank with 40% from diversified businesses
  - Neared goal in 2014, but acquisitions of Valley Green Bank (Jan 2015) and Fox Chase Bank will push revenue split closer to 70% / 30%
  - Disciplined acquisition criteria based on IRR and earn-back of TBV/Share
  - Bank provides opportunity to cross-sell to customer base

Recent Initiatives

- Capitalizing on market disruption to recruit experienced sales personnel to drive organic revenue growth
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Making investments in facilities and technology to improve customer access and experience
- Strong foundation to support future growth

Commercial Banking

- 62 lenders and relationship managers operating in three divisions established by geography
  - Northern Division: Bucks and Montgomery counties and the Lehigh Valley
  - Southern Division: Chester, Delaware and Philadelphia counties (Former Fox Chase and Valley Green)
  - Western Division: Lancaster and Berks Counties
- Average loan size
  - Commercial real estate - $475,000
  - C&I - $210,000
  - Tax-exempt - $2,600,000
- Commercial customer base provides large opportunity for cross-sell of insurance and wealth management products and services

Commercial Loan Detail as of 6/30/2016

(INCLUDES FXCB ACQUIRED LOANS)



Tax-exempt
9%
C&I
26%
Commericial Real
Estate
65%
*includes $301.5
million of Residential
Real Estate secured
for Business Purposes

($2.5 Billion; represents 84.3% of total loans)

Financial Service Centers

- 36 Financial Service Centers ("FSC") located in Bucks, Montgomery, Philadelphia, Chester and Lancaster counties; also operating 12 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing six FSC in September 2015, two Fox Chase FSC (South Jersey) in September 2016 and three Univest FSC in November 2016
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- New model opened in Newtown (Q1 2015) and Collegeville (Q3 2015)
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations


Trexlertown
Milford
Quakertown
East Greenville
Perkasie
Plumsteadville
Lahaska
Solebury
Greenlane
Telford
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Lansdale
Skippack
Montgomeryville
Newtown
Warminster
Richboro
Hatboro
Collegeville
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Rhawn Street
Mt. Airy
LANCASTER COUNTY
Willow Street
Fairmount
West Chester
Philadelphia
University City
South Philadelphia
NEW JERSEY
Ocean City, Cape May County

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Mortgage Banking

- 40 Home Loan Consultants operating in Bucks, Chester and Montgomery counties and the Lehigh Valley
  - Centralized underwriting and closing
- Primary agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Hybrid ARMs held in portfolio
- $889 million in loans serviced for others as of June 30, 2016



Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of December 31 except for 2016 which is as of June 30.

Univest Capital, Inc.

- Equipment financing business with $129 million in lease receivables as of June 30, 2016
  - Average lease size $22,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$225,000
$175,000
$125,000
$75,000
$25,000
$(25,000)
$'s (000)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Yield
2010
2011
2012
2013
2014
2015
2016
Commercial
Government
Purchased
Yield

Chart data as of December 31 except for 2016 which is as of June 30

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust

- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions

- $3.2 billion in assets under management / supervision at June 30, 2016



Assets Under Management
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
RIA
Broker/Dealer
Trust

Chart data as of December 31 except for 2016 which is as of June 30

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Latest acquisition of Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $153 million as of June 30, 2016



Written Premiums
$160,000
$120,000
$80,000
$40,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
Commercial
Personal
Employee Benefits

Chart data as of December 31 except for 2016 which is as of June 30

Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the market (Bryn Mawr Trust, WSFS and Beneficial). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in five: Bucks, Montgomery, Philadelphia Lancaster and Chester

FDIC Market Share* (June 30, 2015)				
Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	6th	20**	$1.7B	6.60%
Bucks County	7th	17***	$680M	4.15%
Philadelphia County	11th	6	$558M	1.10%

* Combined Market Share of Univest Bank & Trust Co and Fox Chase Bank
** Closed 3 branches September 2015
*** Closed 3 branches September 2015

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BANKING | INSURANCE | INVESTMENTS
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Executive Leadership Team

Executive Leadership Team			
Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	43	9	President and CEO, Univest Corporation of PA
Michael S. Keim	49	8	President, Univest Bank and Trust Co.
Roger S. Deacon	53	1	Senior Executive Vice President, Chief Financial Officer
Duane J. Brobst	64	23	Senior Executive Vice President, Chief Risk Officer
Philip C. Jackson	66	11	President, Commercial Banking, Northern Division
Michael S. Fitzgerald	53	1	President, Commercial Banking, Southern Division
Kevin B. Norris	57	3	President, Wealth Management and Univest Investments, Inc.
Hugh W. Connelly	52	10	President, Small Business Lending and Univest Capital, Inc.
Ronald R. Flaherty	49	14	President, Univest Insurance, Inc.
Louis P. Spinelli	65	5	President, Consumer Banking
Eric W. Conner	45	10	Executive Vice President and Chief Technology Officer
M. Theresa Schwartzer	45	13	Executive Vice President and Director of Human Resources
Annette D. Szygiel	53	13	Executive Vice President and Chief Experience Officer

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Strong credit quality
- ROA exceeds 1.00% in 2014 and 2015 (excluding integration, acquisition related and restructuring charges)
- Attractive Dividend Yield of 3.6% (1)
- Current trading levels:
  - 12.5 – 12.8X 2017 Projected 2017 EPS (1)
  - Peers trade at 14 to 15X Projected 2017 EPS (2)

(1) Based on price of $22.42 (represents 20 day average ending Friday September 2, 2016); and Piper analyst projection of $1.80 EPS and KBW analyst projection of $1.75 in 2017;
(2) Northeast Community Bank Peer Group – Piper Jaffray July 14, 2016 Report.

Summary Financial Highlights

Summary Financial Highlights



Assets
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2016 w/ FXCB
Net Loans
Investments
Other Assets
Cash

Chart data as of December 31 except for 2016 which is as of June 30

Summary Financial Highlights



LOAN & LEASE DETAIL AT JUNE 30, 2016
(INCLUDES FXCB ACQUIRED LOANS)
Loans to Individuals, 1.4%
Lease Financings, 4.1%
Commercial, financial and agricultural, 24.6%
Real Estate - Residential, 13.7%
*includes Residential Real Estate secured for Business Purposes
Commercial Real Estate, 56.2%

($3.1 Billion at June 30, 2016)



INVESTMENT PORTFOLIO AT JUNE 30, 2016
(INCLUDES FXCB ACQUIRED SECURITIES)
US Agencies 9.0%
Municipals 18.7%
MBS/CMO 40.4%
Corporates 27.5%
Equities 0.1%
Money Market 4.3%

($514 Million at June 30, 2016)

Summary Financial Highlights


Liabilities
$3,750,000
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2016 w/ FXCB
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities


Deposit Detail
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2016 w/ FXCB
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Chart data as of December 31 except for 2016 which is as of June 30

Summary Financial Highlights


Nonperforming Assets
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Net Charge-offs / Average Loans and Leases
2010
2011
2012
2013
2014
2015
2016
FXCB
Non-performing Assets
Ratio of net charge-offs to average loans and leases


Non-Accrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.00%
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
ALLL / non-accrual Loans and Leases
2010
2011
2012
2013
2014
2015
2016
FXCB
Non-accrual Loans and Leases
ALLL / non-accrual loans and leases

Chart data as of December 31 except for 2016 which is as of June 30

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

Summary Financial Highlights



Tier 1 Capital
14.17%
14.29%
14.35%
12.63%
11.79%
10.65%
9.89%
2010
2011
2012
2013
2014
2015
2016



Total RBC
15.47%
15.56%
15.62%
13.90%
12.91%
13.35%
13.02%
2010
2011
2012
2013
2014
2015
2016



Tier 1 Leverage Ratio
11.54%
11.53%
11.47%
10.85%
10.55%
9.69%
9.40%
2010
2011
2012
2013
2014
2015
2016

- Univest maintains robust capital levels
- 2015 Capital Ratios reflect adoption of Basel III and $50 million subordinated debt issuance
- 2016 Capital Ratios are pro-forma with Fox Chase and $45 million incremental sub debt
- Sources of Holding Company cash include:
  - Management fees paid by subsidiaries
  - Bank dividends
  - $10 million line of credit with third party financial institution

Chart data as of December 31 except for 2016 which is as of June 30

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

UNIVEST

BANKING | INSURANCE | INVESTMENTS

univest.net